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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 17, 2007


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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-17017                 74-2487834
 (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)


                      One Dell Way, Round Rock, Texas 78682
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

On January 17, 2007, the NASDAQ Listing Qualifications Panel granted the company's request for continued listing on The NASDAQ Stock Market, subject to the following conditions: The company must provide NASDAQ with certain information regarding the previously announced Audit Committee investigation by March 1, 2007, and file its delinquent periodic reports, along with any required restatements of prior financial statements, by March 14, 2007. As previously announced, the company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) because it has not timely filed its Quarterly Reports on Form 10-Q for the periods ended August 4, 2006 and November 3, 2006.

A copy of the press release issued on January 23, 2007, announcing the Panel's decision, is attached as Exhibit 99.1 and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1       Press Release, dated January 23, 2007



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DELL INC.


Date: January 23, 2007               By:  /s/ Thomas H. Welch, Jr.
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                                          Thomas H. Welch, Jr.
                                          Vice President and Assistant Secretary


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                                  EXHIBIT INDEX

   Exhibit
     No.                         Description of Exhibit
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     99.1          Press Release, dated January 23, 2007


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